Exhibit 10.4
SECOND AMENDMENT
TO
AMENDED AND RESTATED EXHIBITOR SERVICES AGREEMENT

This Second Amendment to Amended and Restated Exhibitor Services Agreement (this “Amendment”), dated July 29, 2022 (the “Amendment Effective Date”), is by and between National CineMedia, LLC (“LLC”) and Cinemark USA, Inc. (“Cinemark”). Capitalized terms used but not defined herein shall have the respective meanings given to them in the Amended and Restated Exhibitor Services Agreement between LLC and Cinemark, dated as of February 13, 2007 and amended and restated as of December 26, 2013 (the “ESA”).
WHEREAS, NCM and Cinemark desire to amend the ESA as provided in this Amendment; and
WHEREAS, the Board of Directors of National CineMedia, Inc. (“NCM Parent”) and a special committee of members of the Board of Directors of NCM Parent have deemed this Amendment to be in the best interest of NCM Parent and its shareholders.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and conditions set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.Termination Date of Post-Showtime Inventory and Post-Showtime Theatre Access Fees. The references to “August 1, 2022” and “November 1, 2022” in Section 9.02A of the ESA are deleted and replaced with “January 1, 2023” and “April 1, 2023,” respectively.
2.Remaining Terms; Conflicts. Except as modified by this Amendment, all terms and conditions of the ESA shall remain in full force and effect. To the extent there is a conflict between the terms of the ESA and this Amendment, the terms of this Amendment shall control.
Remainder of page intentionally left blank; signature page follows.

IN WITNESS WHEREOF, the Parties have, by their respective duly authorized representatives, executed this Amendment as of the Amendment Effective Date.

National CineMedia, LLC By National CineMedia, Inc., its manager /s/ Thomas Lesinski	Cinemark USA, Inc. /s/ Michael Cavalier
Signature	Signature
Thomas F. Lesinski	Michael Cavalier
Printed Name	Printed Name
Chief Executive Officer	Executive Vice President – General Counsel
Title	Title

Signature Page to Second Amendment to Amended and Restated Exhibitor Services Agreement